UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2019

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 East 200 North
Alpine, Utah	84004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one share of Class A Common Stock	PRPLW	OTC PINK

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As previously reported under Item 5.02 of the Form 8-K filed by Purple Innovation, Inc. (the “Company”) on October 4, 2018, as amended on November 9, 2018, the Compensation Committee of the board of directors of the Company approved an option grant to Mark Watkins, the Company’s former Chief Financial Officer, to purchase 322,812 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Shares”), at an exercise price of $5.9499 per Common Share pursuant to an option grant agreement (the “Original Grant Agreement”).

As of the date of Mr. Watkins’ resignation from the Company on March 15, 2019, 107,604 options were vested. Under the terms of the Original Grant Agreement, Mr. Watkins was required to exercise any vested options within 90 days of his separation date. However, as an affiliate of the Company, Mr. Watkins is limited in the number of Common Shares that can actually be sold during that 90-day window. As such, the Company and Mr. Watkins agreed to enter into a Settlement and General Release of Claims.

Settlement and General Release of Claims

Per the terms of the Settlement and General Release of Claims (the “Release Agreement”), the Company agreed to pay Mr. Watkins a settlement amount determined by multiplying (x) the difference between (i) the closing price of the Company's Class A Common Stock on the date he signed and returned the Release Agreement to the Company minus (ii) the strike price of $5.9499, by (y) the full l07,604 vested options, less applicable federal and state payroll tax deductions. The gross amount payable to Mr. Watkins before any tax withholdings was $96,854.36. The payment will be made in two equal monthly installments. In exchange for this payment, Mr. Watkins unconditionally, irrevocably and absolutely released and discharged the Company and its affiliates all future claims related to his employment, the termination of his employment, and any other conduct by the Company concerning Mr. Watkins.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2019	PURPLE INNOVATION, INC.

	By:	/s/ Craig L. Phillips
Craig L. Phillips
Interim Chief Financial Officer

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